                                                                    EXHIBIT 10.2

This Instrument Prepared By,
Recording Requested By and
After Recording Return to:


Craig L. Jones, Esq.
Olympic Resource Management LLC
19245 Tenth Avenue NE
P.O. Box 1780
Poulsbo, Washington  98370


Until further notice all tax notices     SPACE ABOVE THIS LINE RESERVED FOR
shall be sent to:                        RECORDER'S USE ONLY
Pioneer Resources I, LLC
c/o Olympic Resource Management LLC
19245 Tenth Avenue NE
P.O. Box 1780
Poulsbo, Washington  98370

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            DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH
                               ASSIGNMENT OF RENTS

     This DEED OF TRUST, FIXTURE FILING AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS (the "DEED OF TRUST") is made as of April 7, 2000 by PIONEER RESOURCES I, LLC, a Delaware limited liability company (who acquired title as Pioneer Resources LLC, an Oregon limited liability company) with its mailing address at c/o Olympic Resource Management LLC, its Manager, 19245 Tenth Avenue NE, P.O. Box 1780, Poulsbo, Washington 98370, Attention: Senior Vice President Finance (hereinafter referred to as "GRANTOR") to OREGON TITLE INSURANCE COMPANY with its principal place of business and mailing address at 450 Country Club Rd., Suite 150, Eugene, OR 97440, as Trustee ("TRUSTEE"), and in trust for the benefit of OLYMPIC RESOURCE MANAGEMENT LLC, 19245 Tenth Avenue NE, P.O. Box 1780, Poulsbo, Washington 98370 ("BENEFICIARY");

                         W I T N E S S E T H   T H A T :

     WHEREAS, Grantor and Beneficiary have entered into a Management Agreement dated March 22, 2000 (the "Management Agreement," which term shall include all written amendments thereto), pursuant to which Grantor engaged and appointed Beneficiary to take over responsibility for certain management functions as described more fully therein;

     WHEREAS, Grantor agreed to grant Beneficiary security interests in certain property in order to secure the Pioneer Secured Obligations (as that term is defined in the Management Agreement);

     NOW, THEREFORE, the parties agree as follows:

                                 SECURING CLAUSE

     The "INDEBTEDNESS HEREBY SECURED" shall refer to all of the following indebtedness, obligations and liabilities:

     (i)   payment and performance of the Pioneer Secured Obligations;

     (ii) payment of any costs and expenses incurred by Beneficiary pursuant to and in accordance with Sections 13 and 52 of this Deed of Trust which Beneficiary reasonably determines are appropriate to preserve the value of the Mortgaged Premises described below (such costs and expenses incurred by Beneficiary being collectively referred to as the "PRESERVATION COSTS"), together with interest thereon at the Interest Rate (as hereafter defined) from when incurred until paid; and

     (iii) (A) payment of any costs and expenses (other than Preservation Costs) incurred by Beneficiary in enforcing its rights or remedies under this Deed of Trust, including, without limitation, Sections 19, 21, and 25 hereof; (B) payment of any amounts due from Grantor under any indemnities contained hereunder, including, without limitation, under Sections 32 and 50 hereof; and (C) the performance of all other covenants and agreements contained herein and not covered in subsection (i) or (ii) above; PROVIDED, HOWEVER, that the amounts described in this subsection (iii), when combined with the Pioneer Secured Indemnity Obligations (as that term is defined in the Management Agreement), shall not exceed the maximum permissible amount of the Pioneer Secured Indemnity Obligations as such amount is determined pursuant to Section 9 of the Management Agreement from time to time.

     In order to secure the indebtedness hereby secured, Grantor hereby irrevocably GRANTS, TRANSFERS, BARGAINS, SELLS, CONVEYS, MORTGAGES, WARRANTS, ASSIGNS AND PLEDGES to Trustee, IN TRUST WITH POWER OF SALE AND RIGHT

OF ENTRY AND POSSESSION, a security interest in all and singular all of Grantor's rights, title, interests and privileges in and to the properties described in Granting Clauses I, II, III, IV, V, VI, VII and VIII below, all of the same being collectively referred to herein as the "Mortgaged Premises":

                               GRANTING CLAUSE I

     All right, title and interest of the Grantor in respect of that certain real property located, lying and being in the State of California, as more particularly described in Schedule I attached hereto and made a part hereof, including, but not limited to, all standing trees (both merchantable and pre-merchantable) and all downed trees, in either case now or hereafter growing, grown or located on said real property.

                               GRANTING CLAUSE II

     All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings, and articles of personal property of every kind and nature whatsoever now or hereafter attached to said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust; and as to the balance of the property aforesaid, this Deed of Trust is hereby deemed to be as well a Security Agreement under the provisions of the California Commercial Code for the purpose of creating hereby a security interest in said property (including, without limitation, all timber located thereon or severed therefrom), which is hereby granted by Grantor as debtor to Beneficiary as secured party, securing the indebtedness hereby secured. The addresses of Grantor (debtor) and Beneficiary (secured party) appear at the beginning hereof.

                               GRANTING CLAUSE III

     All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, timber, logs, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for

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security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; PROVIDED that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee or Beneficiary. By acceptance of this Deed of Trust, Trustee agrees, that until an Event of Default shall occur which, subject to Section 52 hereof, gives Trustee the power of sale or the right to foreclose this Deed of Trust, Grantor may collect, receive and enjoy all such rents, issues, profits, revenues, royalties, bonuses, rights and benefits.

                               GRANTING CLAUSE IV

     All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "CONDEMNATION AWARDS").

                               GRANTING CLAUSE V

     All property and rights, if any, which are by the express provisions of this Deed of Trust required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Grantor or by anyone in Grantor's behalf.

                               GRANTING CLAUSE VI

     All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.


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

                              GRANTING CLAUSE VII

     All Contract Rights, whether now existing or hereafter arising, or in which Grantor now has or hereafter acquires any rights (the term "CONTRACT RIGHTS" means and includes, without limitation, all Grantor's right, title and interest in, to and under all contracts for the purchase, sale, harvest or transportation of timber or related inventory now or hereafter growing, grown or located on the real property described in Granting Clause I (as each and any of such contracts or agreements may be amended, supplemented or otherwise modified from time to time) together with all rights of Grantor to receive monies due and to become due under or pursuant to said contracts or agreements, all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to said contracts or agreements or to the return of amounts deposited with others, all claims of Grantor for damages arising out of or for breach of or default under said contracts or agreements, and all rights of Grantor to terminate, amend, supplement or modify said contracts or agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder), PROVIDED that until an Event of Default shall occur which, subject to Section 52 hereof, gives Trustee the power of sale or the right to foreclose this Deed of Trust, Trustee shall not exercise any rights included in or relating to the Contract Rights and Grantor shall be entitled to exercise all such rights, including, but not limited to, the right to collect, receive and enjoy any and all amounts due or to become due under or pursuant to any of said contracts or agreements.

                              GRANTING CLAUSE VIII

     All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance.

     TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Trustee, its successors and assigns, forever; PROVIDED, HOWEVER, that this Deed of Trust is upon the express condition that if the conditions set forth in both of clauses (a) and (b) below have been met or the condition precedent set forth in clause (c) below has been met, then this Deed of Trust and the estate and rights hereby granted shall cease, terminate and be void and this Deed of Trust shall be released by Trustee upon the written request and at the expense of Grantor, otherwise to remain in full force and effect: (a) more than one (1) year has passed since the expiration or termination of the Management Agreement; and (b) the Pioneer Secured Obligations and all other indebtedness hereby secured has been fully paid and performed or, in the case of the Pioneer Secured Indemnity Obligations, the Indemnity Release Date (as that term is defined in the Management Agreement) shall have occurred; or (c) the Mortgaged Premises are subject to a Transfer (as defined in Section 12 hereof) in accordance with Section 9 of the Management Agreement, but only after all of the conditions precedent and conditions concurrent to the termination of this Deed of Trust as set forth in such
Section 9 shall have been satisfied.

     Grantor hereby covenants and agrees with Trustee and Beneficiary as follows (it being understood that (a) the exercise of rights and remedies by the Trustee or the Beneficiary under this Deed of Trust are subject to certain limitations solely for the benefit of the Lenders, and not for the benefit of Grantor, as described in Section 52 hereof and more fully set forth in Section 9 of the Management Agreement and (b) in its capacity as Manager under the Management Agreement, Beneficiary has agreed, subject to the terms, conditions, standards, limitations, exceptions, and other provisions set forth in the Management Agreement, and only so long as Beneficiary serves as Manager thereunder, to cause Grantor to comply with its covenants and other obligations under this Deed of Trust):

     1. PAYMENT OF THE INDEBTEDNESS. The indebtedness hereby secured will be promptly paid as and when the same becomes due.

     2. FURTHER ASSURANCES. Grantor will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Deed of Trust and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

     3. OWNERSHIP OF THE MORTGAGED PREMISES. Grantor covenants and warrants that it is lawfully seized of and has good and marketable fee title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatsoever except for (a) those matters existing on the date hereof and set forth on Schedule II attached hereto; (b) any such liens, charges, or encumbrances permitted under Section 9 of the Management Agreement; and (c) the junior liens on the Mortgaged Premises to be granted pursuant to the Bridge Consent (as defined in the [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission] referred to in Section 40 below) (collectively, the "PERMITTED ENCUMBRANCES") and Grantor has good title, full power and authority to convey, transfer and mortgage the same to Trustee for the uses and purposes set forth in this Deed of Trust; and Grantor will warrant and defend the title to the Mortgaged Premises against all claims and demands whatsoever except Permitted Encumbrances.

     4. POSSESSION. Provided no Event of Default has occurred and is continuing hereunder which, subject to Section 52 hereof, gives Trustee and Beneficiary the right to exercise rights and remedies under this Deed of Trust, Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this Deed of Trust.

     5. PAYMENT OF TAXES. Grantor shall pay before delinquent all general and special taxes and assessments, all water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Beneficiary, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Grantor shall have furnished such security, if any, as may be required in the proceedings or as may be reasonably requested by Trustee or Beneficiary. Grantor shall, upon written request, exhibit to Beneficiary official receipts evidencing payments of all taxes and charges that Grantor is required to pay under this Deed of Trust.

     6.   [Intentionally deleted.]

     7. RECORDATION AND PAYMENT OF TAXES AND EXPENSES INCIDENT THERETO. Grantor will cause this Deed of Trust, all trust deeds supplemental hereto and any financing statement or other notice of a security interest required by Trustee or Beneficiary at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Trustee and Beneficiary hereunder and, without limiting the foregoing, Grantor will pay or reimburse Trustee or Beneficiary for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this Deed of Trust or any instrument issued pursuant hereto recorded.

     8.   [Intentionally deleted.]

     9.   [Intentionally deleted.]

     10. EMINENT DOMAIN. Grantor acknowledges that Condemnation Awards have been assigned to Trustee and Beneficiary. Grantor shall, immediately upon learning of the actual or threatened institution of any proceeding for the condemnation or other taking of any of the Mortgaged Premises (including any easement therein or appurtenance thereof or severance or consequential damage and change in grade of streets), notify Trustee and Beneficiary of the pendency of such proceeding and deliver to Trustee and Beneficiary copies of any and all papers served in connection with any such proceedings, and Grantor agrees that Beneficiary may participate in any such proceeding, and Grantor from time to time will deliver to Trustee and Beneficiary all instruments reasonably requested by Trustee or Beneficiary to permit such participation. Beneficiary is authorized to collect the proceeds of any condemnation claim or award, and shall apply the same as follows: (a) first, to pay any then due and payable amounts owing on account of any Pioneer Secured Obligations or other indebtedness hereby secured in such order of application as the Beneficiary may elect, and (b) the remainder shall be deposited into the Cash Collateral Account described in
Section 9 of the Management Agreement, and shall be held and disbursed in accordance therewith.


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

Grantor further covenants and agrees to make, execute and deliver to Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor for any taking, either permanent or temporary, under any such proceeding.

     11.  [Intentionally deleted.]

     12. SALES, TRANSFERS AND ENCUMBRANCES. Grantor shall be permitted to Transfer (as defined below) the Mortgaged Premises to the extent permitted by, and subject to full compliance with all of the conditions, requirements, and limitations of, the terms of Section 9 of the Management Agreement. Except to such extent, and except in the case of Permitted Encumbrances, Grantor will not, directly or indirectly, whether voluntarily, involuntarily or by operation of law do any of the following (hereinafter, a "TRANSFER"): sell, transfer, lease, exchange, convey, assign, mortgage, hypothecate, pledge or otherwise encumber or dispose of the Mortgaged Premises or any portion thereof or legal or equitable interest therein, and shall not enter into any agreement or arrangement therefor, including, without limitation, any contract sale, installment sale or sale under articles of agreement for deed. Any Transfer in violation of this
Section 12 shall constitute an immediate Event of Default hereunder.

     13. RIGHT OF TRUSTEE OR BENEFICIARY TO PERFORM GRANTOR'S COVENANTS, ETC. Subject to Section 52 hereof, if Grantor shall fail to make any payment or perform any act required to be made or performed hereunder, Trustee or Beneficiary, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Grantor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the reasonable opinion of Trustee or Beneficiary, may be necessary or appropriate therefor. All sums so paid by Trustee or Beneficiary and all costs and expenses (including without limitation attorneys' fees and expenses) so incurred, together, to the extent such sums, costs, and expenses constitute Preservation Costs, with interest thereon from the date of payment or incurrence at the Interest Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Grantor to the party who made such payment on demand. Trustee or Beneficiary in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Trustee or Beneficiary, in performing any act hereunder, shall be the sole judge (acting, at all times, in good faith) of whether Grantor is required to perform same under the terms of this Deed of Trust.

     14. AFTER-ACQUIRED PROPERTY. Any and all property hereafter acquired with respect to the property described in Granting Clauses I-VIII above and which is of the kind or nature


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herein provided, or intended to be and become subject to the lien hereof, shall
IPSO FACTO, and without any further conveyance, assignment or act on the part of Grantor, become and be subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless Grantor shall from time to time, if requested by Trustee or Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust all such property.

     15. INSPECTION BY TRUSTEE OR BENEFICIARY. Trustee and Beneficiary shall have the right to inspect the Mortgaged Premises (including, without limitation, the right to have a cruise of all timber on the Mortgaged Premises by an independent timber cruiser) at all reasonable times, and access thereto shall be permitted for that purpose.

     16.  [Intentionally deleted.]

     17. SUBROGATION. Grantor acknowledges and agrees that Trustee and Beneficiary shall be subrogated to any lien discharged out of any advance by Trustee or Beneficiary hereunder, irrespective of whether or not any such lien may have been released of record.

     18. EVENTS OF DEFAULT. Time is of the essence of the Management Agreement and this Deed of Trust (collectively, as the same may be amended in writing from time to time, the "ORM DOCUMENTS". The occurrence of any of the following, without further demand or notice, shall be an "Event of Default":

          (a) Failure by Grantor to pay the Pioneer Secured Obligations or any other indebtedness hereby secured as and when due; or

          (b) A Transfer other than as permitted in Section 12 hereof occurs, whether voluntary, involuntary or by operation of law, and whether or not Beneficiary has waived or failed to assert its rights in connection with any previous Transfer. In the event of a Transfer other than as permitted in Section 12, Beneficiary may, without notice to Grantor, deal with the transferee with respect to this Deed of Trust, the indebtedness hereby secured and the other ORM Documents, as if the transferee were Grantor, and such dealing shall neither satisfy nor discharge Grantor's liability for the indebtedness hereby secured or under the ORM Documents, nor constitute Beneficiary's consent to the Transfer.

     19. REMEDIES. Subject to any applicable limitations on the exercise of rights and remedies as set forth in Section 52 hereof (such limitations being solely for the benefit of Lenders, and not for the benefit of Grantor), when any Event of Default has occurred and is continuing, in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

          (a) UNIFORM COMMERCIAL CODE. Trustee shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a


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

lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the California Commercial Code, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said California Commercial Code for reasonable notification shall be met by delivery of written notice to Grantor at its address above set forth at least five (5) days prior to the sale or other event for which such notice is required. The costs and expenses of retaking, selling, and otherwise disposing of said property, including attorneys' fees and expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand. In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Mortgaged Premises which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property hereunder shall be conducted in any manner permitted by Section 9501 or any other applicable section to the California Commercial Code. Where the Mortgaged Premises consists of real and personal property or fixtures, whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law. Without limiting the generality of the foregoing, Beneficiary may, in its sole and absolute discretion without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under Section 9501(4)(a) of the California Commercial Code; and if Beneficiary elects to proceed in the manner permitted under Section 9501(4)(a)(ii) of the California Commercial Code, the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property. Where the Mortgaged Premises consists of real property and personal property, any reinstatement of the indebtedness hereby secured following default which is made by Grantor or any other person or entity permitted to exercise the right of reinstatement under Section 2924c of the California Civil Code or any successor statute, shall not, in accordance with the terms of California Commercial Code Section 9501(4)(c)(iii), prohibit Beneficiary from conducting a sale or other disposition of any personal property or fixtures or from otherwise proceeding against or continuing to proceed against any personal property or fixtures in any manner permitted by the California Commercial Code; nor shall any such reinstatement invalidate, rescind or otherwise affect any sale, disposition or other proceedings held, conducted or instituted with respect to any personal property or fixtures prior to such reinstatement or pending at the time of such reinstatement. Any sums paid to Beneficiary in effecting any reinstatement pursuant to Section 2924c of the California Civil Code shall be applied to the indebtedness hereby secured and to Beneficiary's and Trustee's reasonable costs and expenses in the manner required by Section 2924c. Should Beneficiary elect to sell any portion of the Mortgaged Premises which is real property or which is personal property or fixtures that Beneficiary has elected under Section 9501(4)(a)(ii) of the California Commercial Code to sell together with real property in accordance with the laws governing a sale of real property, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Any requirement of the California Commercial Code for reasonable notification shall be met by mailing written notice to Grantor at its address above set forth at least 10 days prior to the sale or other event for which such notice is required.

          (b) FORECLOSURE. Trustee or Beneficiary may proceed to protect and enforce the rights of Trustee or Beneficiary hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Deed of Trust or
(iii) by Trustee's sale under the power of sale. Grantor agrees that the agreements of Grantor herein contained shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purpose of any suit brought under this subparagraph, Grantor hereby waives the defense of laches and any applicable statute of limitations. In the event of foreclosure, Grantor authorizes and empowers Trustee or Beneficiary to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor, to cancel any or all existing insurance policies.

          (c) TRUSTEE'S SALE. Upon the occurrence of an Event of Default, Beneficiary may deliver to Trustee a written declaration of default and demand for sale and of written notice of default and of election to cause the Mortgaged Premises to be sold, which notice Trustee shall cause to be filed for record. After Trustee shall have given and recorded such other notice as the law then requires as a condition precedent to a Trustee's sale under power of sale, after the lapse of such time as may then be required by law following the recordation of said notice of default and notice of sale having been given as then required by law, Trustee, without notice to or demand upon Grantor except as otherwise required by law, may sell the Mortgaged Premises at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels and in such order as it or Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale (the indebtedness hereby secured being the equivalent of cash for purposes of said sale). Grantor shall have no right to direct the order in which the Mortgaged Premises are sold. Trustee may postpone sale of all or any portion of the Mortgaged Premises by public announcement at such time and place of sale and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Mortgaged Premises or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof absent manifest error. Any person, including Grantor or Beneficiary may purchase at such sale. After deducting all costs, fees and expenses of Trustee, and of this Trust, including, without limitation, cost of evidence of title and attorneys' fees in connection with sale, all as provided in this Section 19 and
Section 21 hereof, Trustee shall apply the proceeds of sale as prescribed in
Section 22 hereof. Before any such Trustee's sale under power, Beneficiary may rescind such notices of default and of election to cause the Mortgaged Premises or any part thereof to be sold by delivering to Trustee a written notice of rescission, which notice, when recorded, shall cancel any prior declaration of default and demand for sale. The exercise of such right of rescission shall not constitute a waiver of any default then existing or subsequently occurring, or impair the right of Beneficiary to deliver to Trustee other declarations of default and demands for sale or notices of default and of election to cause the Mortgaged Premises or any part thereof to be sold, or otherwise affect any provision of this Deed of Trust or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder.

          (d) APPOINTMENT OF RECEIVER. Trustee or Beneficiary shall, as a matter of right, without notice or without giving bond to Grantor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and the Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Grantor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

          (e) TAKING POSSESSION, COLLECTING RENTS, ETC. Trustee or Beneficiary or their agent may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Trustee's or Beneficiary's judgment, is necessary or proper to conserve the value of the Mortgaged Premises, including, but not limited to, the harvest and sale of timber from the Mortgaged Premises. Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Trustee or Beneficiary or their agent shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof, including, but not limited to, all earnings, revenues, and profits arising from the harvest and sale of timber from the Mortgaged Premises (and for such purpose Grantor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Grantor irrevocably acknowledging that any payment made to Beneficiary hereunder shall be a good receipt and acquittance against Grantor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Trustee or Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Trustee, at Beneficiary's sole discretion without notice thereof to Grantor, and without taking possession of the Mortgaged Premises may notify any or all of the obligors of the leases and subleases of the Mortgaged Premises that such leases and subleases have been assigned to Trustee, and Trustee, in the name of Trustee, Grantor or in both names, may direct such obligors thereafter to make all payments due from them under such leases and subleases directly to Trustee. Grantor, immediately upon demand by Trustee, irrevocably shall direct all obligors of the leases and subleases then and thereafter to make all payments then and thereafter due from them under the leases and subleases directly to Trustee. The costs and expenses (including any receiver's fees and expenses, attorneys' fees and expenses and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Grantor promises to pay upon demand. Trustee or Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for any rents actually received by Trustee or Beneficiary. Without taking possession of the Mortgaged Premises, Trustee or Beneficiary may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand and, to the extent such costs constitute Preservation Costs, with interest thereon at the Interest Rate.

     20. WAIVER OF RIGHT TO REDEEM FROM SALE - WAIVER OF APPRAISEMENT, VALUATION, ETC. Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "MORATORIUM LAWS", now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this Deed of Trust, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Beneficiary may determine. Beneficiary shall have the right to become the purchaser at any sale made under or by virtue of this Deed of Trust and Beneficiary so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Beneficiary with the amount payable to Trustee by Grantor out of the net proceeds of such sale. To the extent permitted by applicable law, Grantor hereby waives any and all rights of redemption from any sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

     21. COSTS AND EXPENSES OF FORECLOSURE. Subject to any limitations thereon imposed by applicable law, in case of any sale of the Mortgaged Premises, or any part thereof, pursuant to any judgment or decree of any court or pursuant to the power of sale herein contained or in connection with the enforcement of any of the terms of this Deed of Trust or otherwise under or by virtue of this Deed of Trust, there shall be allowed and included as so much additional indebtedness hereby secured to be paid out of the proceeds of such sale, reasonable Trustee's fees incurred in connection with any exercise of the power of sale granted hereunder for all services rendered by Trustee, its agents, attorneys and counsel in and about foreclosure, enforcement or other protection of this Deed of Trust and all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Trustee and/or Beneficiary for attorneys' fees, appraisers' fees, environmental auditors' fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after such Trustee's sale or the entry of any foreclosure order or decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, Torrens certificates and similar data and assurances with respect to title as Trustee or Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure or sale proceeding or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which compensation and expenditures shall become so much additional indebtedness hereby secured which Grantor agrees to pay and all of such shall be immediately due and payable upon demand.

     22. APPLICATION OF PROCEEDS. The proceeds of any foreclosure or other sale of the Mortgaged Premises or of any sale of property pursuant to Section 19 hereof shall be distributed in the following order of priority: FIRST, on account of all costs and expenses incident to the foreclosure or other proceedings including all such items as are mentioned in Sections 19 and 21 hereof; and SECOND, to the reduction of Pioneer Secured Obligations and the other indebtedness hereby secured in such order as Beneficiary shall elect, with any surplus to the Lenders or whomsoever shall be lawfully entitled to same.

     23. DEFICIENCY DECREE. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property of Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property of Grantor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

     24. TRUSTEE'S AND BENEFICIARY'S REMEDIES CUMULATIVE - NO WAIVER. No remedy or right of Trustee or Beneficiary shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Trustee or Beneficiary.

     25. TRUSTEE AND BENEFICIARY PARTY TO SUITS. If Trustee or Beneficiary (in its capacity as Beneficiary, but not in its capacity as Manager under the Management Agreement) shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Trustee and Beneficiary under this Deed of Trust (bankruptcy proceedings), or if Trustee and Beneficiary employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Trustee and Beneficiary (in its capacity as Beneficiary, but not in its capacity as Manager under the Management Agreement) shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceedings which might affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Grantor agrees to pay to Trustee and Beneficiary, immediately and without demand, all reasonable costs, charges, expenses and attorneys' fees incurred by Trustee and Beneficiary in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand. Beneficiary's rights, in its capacity as Manager under the Management Agreement (and not as Beneficiary hereunder), to payment of attorneys' fees, costs and expenses, are governed by the Management Agreement and the Operating Agreement.

     26. MODIFICATIONS NOT TO AFFECT LIEN. Subject to Section 52 hereof, Trustee and Beneficiary, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may in its discretion release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Grantor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Deed of Trust upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

     27. NOTICES. All communications provided for herein shall be in writing and shall be deemed to have been given when delivered personally or mailed by first class mail, postage prepaid, addressed to the parties hereto at their addresses as shown at the beginning of this Deed of Trust or to such other and different address as Grantor, Trustee, or Beneficiary may designate pursuant to a written notice sent in accordance with the provisions of this Section. The parties hereto agree to provide a copy of any such notice to First Union National Bank, 301 South College Street, 5th Floor, Charlotte, North Carolina 28288, Attention: Scott Santa Cruz and Tom Cambern.

     28. COMPLIANCE WITH ENVIRONMENTAL LAWS. Grantor represents and warrants that, the Mortgaged Premises comply (to the extent that failure to comply therewith would constitute a material adverse effect on the Grantor) in all material respects with all applicable federal, state, regional, county or local laws, statutes, rules, regulations or ordinances, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 ET SEQ., the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C.
Section 6901 ET SEQ., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Section 1251 ET SEQ., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 ET SEQ., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 ET SEQ., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 ET SEQ., the National Environmental Policy Act of 1975, 42 U.S.C. Section 4321, the Rivers and Harbours Act of 1899, 33 U.S.C. Section 401 ET SEQ., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 ET SEQ., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300(f) ET SEQ., and all rules, regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation or ordinance relating to public health, safety or the environment (all of the foregoing are sometimes referred to collectively as "ENVIRONMENTAL LAWS"), including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), to exposure to toxic, hazardous, or other controlled, prohibited or regulated substances, to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

     29. CONDITION OF PROPERTY. Grantor represents and warrants that the Mortgaged Premises, including all personal property, is free from contamination, that there has not been thereon a release, discharge or emission, or threat of release, discharge or emission, of any hazardous substance, gas or liquid (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance, gas or liquid, which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment (all of such hazardous substances, gases and liquids are sometimes referred to collectively as "HAZARDOUS MATERIALS"), and that the Mortgaged Premises do not contain, and are not affected by: (i) asbestos, (ii) urea formaldehyde foam insulation, (iii) polychlorinated biphenyls (PCB's), (iv) underground storage tanks, (v) landfills, land disposals or dumps or (vi) petroleum, its derivatives or by-products, or other hydrocarbons.

     30. NOTICE OF ENVIRONMENTAL PROBLEM. Grantor represents and warrants that it has not given, nor should it give, nor has it received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Grantor has violated, or is about to violate, any federal, state, regional, county or local Environmental Law, judgment or order; (ii) there has been a release, or there is a threat of release, of Hazardous Materials (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons) from the Mortgaged Premises; (iii) Grantor may be or is liable, in whole or in part, for the costs or cleaning up, remediating or responding to a release of Hazardous Materials (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons); or (iv) any of the Grantor's property or assets are subject to a lien in favor of any governmental body for any liability, costs or damages, under federal, state or local Environmental Law arising from or costs incurred by such governmental entity in response to a release of a Hazardous Materials (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons). In the event that Grantor receives any notice of the type described in this Section, Grantor shall promptly provide a copy to Beneficiary, and in no event, later than fifteen (15) days from Grantor's receipt or submission thereof.

     31. USE OF PROPERTY AND FACILITIES. (a) Grantor represents and warrants that it has never in the past engaged in, and agrees that in the future it shall not conduct, any business, operations or activity on the Mortgaged Premises, or employ or use the personal property or facilities, to manufacture, use, generate, treat, store, transport or dispose of any Hazardous Materials (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, including, without limitation, any business, operation or activity which would bring Grantor, its property or facilities, within the ambit of any Environmental Law, including, without limitation, any state statute providing for financial responsibility for cleanup for the release or threatened release of substances provided for thereunder. The provisions of this Section shall apply to all real and personal property, without limitation, owned or controlled by Grantor or its subsidiaries.

          (b) Notwithstanding any other provision in this Deed of Trust to the contrary, Grantor shall be permitted to use petroleum products, insecticides, hardwood suppressants and other chemicals or materials which may constitute Hazardous Materials for purposes of this Deed of Trust as part of Grantor's timber management activities, PROVIDED that (i) the use of any such chemicals or materials is not prohibited by any of the Environmental Laws, (ii) Grantor uses such chemicals or materials in a safe and responsible manner and in accordance with the method of application approved by the manufacturer of each such chemical or material, (iii) Grantor uses such chemicals or materials in strict accordance with any and all Environmental Laws applicable to the use thereof, and (iv) before using any such chemicals or materials on the Mortgaged Premises, Grantor shall have obtained any and all permits which may from time to time be required by any regulatory agency or other public body as a condition to such use. Any prior use of such chemicals or materials in accordance with the conditions set forth in the preceding sentence shall be deemed a qualification of and exception to the representations and warranties of Grantor set forth in this Deed of Trust.

     32. ENVIRONMENTAL INDEMNITY. The Grantor hereby does and shall indemnify, defend and hold harmless the Trustee, Beneficiary, and their respective successors and assigns forever, from and against all loss, liability, damage and expense, including reasonable attorneys' fees (including allocated cost of in-house counsel), suffered or incurred by the Trustee, Beneficiary, and their respective successors and assigns, in connection with or arising from or out of any action taken by any person, entity or public authority pursuant to any of the Environmental Laws (as hereinafter defined) or under common law, or otherwise, pertaining to Hazardous Materials with respect to or in connection with the Mortgaged Premises, including, but not limited to (i) the Environmental Laws, including without limitation any violation thereof or noncompliance therewith or the assertion of any lien, security interest, change or encumbrance of any nature whatsoever thereunder, (ii) the presence of any Hazardous Materials on, at or from the Mortgaged Premises, including, without limitation, human exposure thereto, (iii) any spill, release, discharge or emission affecting the Mortgaged Premises whether or not the same originates or emanates from the Mortgaged Premises or any contiguous real estate, including, without limitation, any loss of value of the Mortgaged Premises as a result thereof, and
(iv) a misrepresentation in any representation or warranty or breach of or failure to perform any covenant made by the Grantor in Sections 28, 29, 30 and 31, which indemnity and agreement to defend and hold harmless shall survive any termination or satisfaction of this Deed of Trust or the indebtedness hereby secured or the sale, assignment or foreclosure thereof or the sale, transfer or conveyance of all or part of the Mortgaged Premises or any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Borrower under the indebtedness hereby secured or otherwise, PROVIDED that such indemnity and agreement to defend and hold harmless shall apply only to acts and omissions occurring prior to any such sale, assignment or foreclosure or any such sale, transfer or conveyance unless such contaminations arises from any Hazardous Materials that were present at the Mortgaged Premises prior to such sale, assignment, foreclosure, transfer or conveyance of the Mortgaged Premises.

     33. LIENS ABSOLUTE, ETC. The Grantor acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee, Beneficiary or any other holders of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured of any other security for or guarantees upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured to realize upon to protect any of the indebtedness hereby secured or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral security therefor, or of any guaranty thereof, or of the Management Agreement (except in accordance with the terms thereof). In order to realize hereon and to exercise the rights granted Trustee and Beneficiary hereby and under applicable law, there shall be no obligation on the part of Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the obligor on any note or other document or instrument evidencing any of the indebtedness hereby secured or to any guaranty of any of the indebtedness hereby secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Trustee shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     34. DIRECT AND PRIMARY SECURITY - NO SUBROGATION. The lien and security herein created and provided for stands as direct and primary security for the Pioneer Secured Obligations as well as for any of the other indebtedness hereby secured. No application of any sums received by the Trustee or Beneficiary in respect of the Mortgaged Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Grantor to any right, title or interest in or to the indebtedness hereby secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied.

     35. SUBSTITUTE TRUSTEE. Trustee, or any substitute Trustee, may be removed at any time with or without cause, at the option of Beneficiary, by written declaration of such removal signed by Beneficiary and duly recorded in the same records as this Deed of Trust, without any notice to or demand upon Trustee or substitute Trustee so removed, or Grantor or any other person. If at any time Trustee or any substitute Trustee should be so removed, or should absent himself from California, die, or refuse, fail or be unable to act as such Trustee or substitute Trustee, Beneficiary may appoint any person as substitute Trustee hereunder, without any formality other than a written declaration of such appointment executed by Beneficiary and duly recorded in the same records as this Deed of Trust; and immediately upon such appointment, the substitute Trustee so appointed shall automatically become vested with all the estate and title in the Mortgaged Premises, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this Deed of Trust, and any conveyance executed by such substitute Trustee, including the recitals therein contained, shall have the same effect and validity as if executed by Trustee.

     36.  [Intentionally deleted.]

     37. MULTISITE REAL ESTATE TRANSACTION. Grantor acknowledges that this Deed of Trust may be one of several deeds of trust and other security documents (the aforesaid being together called the "OTHER SECURITY DOCUMENTS") which secure the Pioneer Secured Obligations and indebtedness hereby secured. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Beneficiary of any security for or guarantees upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Trustee or Beneficiary to realize upon or protect any of the indebtedness hereby secured or any security therefor including the Other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromises, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including, without limitation, the Other Security Documents or of any guarantee thereof, and the Trustee or Beneficiary may at their discretion foreclose, exercise any power of sale, or exercise any other remedy available to them under any or all of the Other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Trustee's or Beneficiary's rights and remedies under any or all of the Other Security Documents shall not in any manner impair the indebtedness hereby secured, except to the extent of its reduction by payment, or the lien of this Deed of Trust and any exercise of the rights or remedies of hereby secured, except to the extent of its reduction by payment, or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any of the Other Security Documents or any of the Trustee's or Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that it may deem appropriate.

     38. INTEREST RATE. For purposes of this Deed of Trust, the term "INTEREST RATE" shall mean the rate per annum determined by adding 3% to the Base Rate (as defined in the Credit Agreement described in Section 40) in effect from time to time.

     39. GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law.

     40. CERTAIN DEFINED TERMS. The term "CREDIT AGREEMENT" means that certain Replacement Credit Agreement dated as of October 9, 1998, among (i) Pioneer Resources, LLC, an Oregon limited liability company ("ORIGINAL BORROWER"), the predecessor in interest to Grantor, (ii) the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS"),
(iii) First Union National Bank, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), ABN AMRO Bank N.V., as Syndication Agent, and Bank of America, N.A., as Documentation Agent, as such Replacement Credit Agreement is amended by the [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission] described in the following sentence. [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission]

     41. SECURITY AGREEMENT. To secure the indebtedness hereby secured, Grantor hereby grants to Beneficiary a security interest in all timber that is severed from the real property covered by this Deed of Trust as well as in any of the Mortgaged Premises that constitutes personal property. This Deed of Trust shall constitute a security agreement under Article 9 of the California Commercial Code with the Beneficiary having the rights of a secured party under Article 9 thereof. The mailing address of Grantor and the address of Beneficiary from which information may be obtained are set forth in the introductory paragraph of this Deed of Trust.

     42. FIXTURE FILING. Certain of the personal property covered by this Deed of Trust is or will become fixtures on the real property which is a part of the Mortgaged Premises described on Schedule I, and this Trust Deed upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the California Commercial Code upon such of the properties which are or may become fixtures. The mailing address of Grantor and the address of Beneficiary from which information may be obtained are set forth in the introductory paragraph of this Deed of Trust. The Grantor has an interest of record in such real property.

     43. PARTIAL INVALIDITY. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

     44. SUCCESSORS AND ASSIGNS. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of Grantor, or by or on behalf of Trustee or Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not. If more than one party signs this instrument as Grantor, then the term "GRANTOR" as used herein shall mean all of such parties, jointly and severally.

     45. HEADINGS. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     46. CHANGES, ETC. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     47. ACCEPTANCE OF TRUST, NOTICE OF INDEMNIFICATION. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party unless Trustee brings such action under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, cost, liability and expense.

     48. POWERS OF TRUSTEE. At any time or from time to time upon written request of Beneficiary and the presentation of this Deed of Trust and without affecting the personal liability of any person for payment of any indebtedness hereby secured or performance of the indebtedness hereby secured, Trustee may, without liability therefor and without notice: reconvey all or any part of the Mortgaged Premises; consent to the making of any map or plat thereof; join with Grantor in granting any easement thereon; join with Grantor in any declaration of covenants and restrictions; or join with Grantor in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the extension of said trusts and the enforcement of said rights and remedies. Grantor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trusts created hereunder, including reasonable attorneys' fees.

     49. RECONVEYANCE. Upon Beneficiary's written request, and upon surrender to Trustee of this Deed of Trust and upon payment of its fees, Trustee shall reconvey, without warranty, the Mortgaged Premises or that portion thereof then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may be described by the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyances. When the Mortgaged Premises have been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Mortgaged Premises to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

     50. NO LIABILITY ON TRUSTEE OR BENEFICIARY. Notwithstanding anything contained herein, this Deed of Trust is only intended as security for the indebtedness hereby secured, and Trustee and Beneficiary (in its capacity as Beneficiary, but not in its capacity as Manager under the Management Agreement) shall not be obligated to perform or discharge, and do not hereby undertake to perform or discharge, any obligation, duty or liability of Grantor with respect to any of the Mortgaged Premises. The foregoing sentence shall not be construed as a limitation on the duties and obligations of Beneficiary in its capacity as Manager under the Management Agreement, which duties and obligations as Manager are set forth in, and subject to the requirements and limitations of, the Management Agreement and the Operating Agreement (as that term is defined in the Management Agreement). Except for their gross negligence or willful misconduct, no liability shall be enforced or asserted against Trustee or Beneficiary in their exercise of the powers herein respectively granted to them, and Grantor expressly waives and releases any such liability. Grantor shall and does hereby agree to indemnify and hold Trustee and Beneficiary harmless of and from any and all liability, loss or damage which any of them may or might incur under or by reason of the exercise of their respective rights hereunder and of and from any and all claims and demands whatsoever which may be asserted against any of them by reason of any alleged obligations or undertakings on any of their parts to perform or discharge any of the terms, covenants or agreements of Grantor contained herein or with respect to any of the Mortgaged Premises, nor shall they be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Premises resulting in loss or injury or death to any licensee, employee, tenant or stranger. Without limiting the foregoing, neither Trustee nor Beneficiary shall be responsible for any recitals herein or for insuring the Mortgaged Premises, or for the recording, filing or refiling of this Deed of Trust; nor shall Trustee or Beneficiary be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Grantor contained herein.

     51. MONEYS RECEIVED BY TRUSTEE. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys, except to the extent required by law, and Trustee shall be under no liability for interest on any moneys received by him hereunder.

     52. SPECIAL PROVISIONS FOR THE BENEFIT OF THE LENDERS. By acceptance of this Deed of Trust, Beneficiary and Trustee each acknowledges solely for the benefit of the Lenders that as long as any amounts due the Lenders under the Credit Agreement or the Bridge Loan Agreement (as defined in the [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission) remain unpaid: (a) the Management Agreement, together with [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission], contains certain provisions that under the circumstances set forth therein limit or delay Beneficiary's right to enforce this Deed of Trust or exercise its rights or remedies under this Deed of Trust or require Beneficiary to release or subordinate the lien of this Deed of Trust, all as set forth more fully in the Management Agreement; (b) Grantor, Trustee, and Beneficiary may not agree to amend this Deed of Trust without first obtaining the Lenders' written consent in accordance with the terms of the Credit Agreement; and (c) Beneficiary shall not have the right to make any payments that are to be claimed as Preservation Costs (as defined in the Securing Clause above) unless and until Beneficiary has given the Grantor and the Lenders at least sixty (60) days' notice in accordance with the notice provisions of the Management Agreement of the proposed payment(s), and the Lenders fail to make such payment(s) within such sixty- (60-) day period. At the request of the Lenders, Beneficiary and Trustee shall release from the lien of this Deed of Trust, and reconvey to Grantor, the personal property which is part of the Mortgaged Property, including without limitation, the Contract Rights; PROVIDED, HOWEVER, if Beneficiary, in its reasonable judgment, determines that the remaining Mortgaged Property does not provide adequate security for the Pioneer Secured Obligations, the obligation to release and reconvey personal property set forth herein shall be conditioned upon Grantor granting an additional security interest to Beneficiary covering additional real property (to be selected and documented in the manner set forth in Section 9 of the Management Agreement) such that the Pioneer Secured Obligations shall be adequately secured (as determined by Beneficiary, in its reasonable judgment, in accordance with the terms of the Management Agreement).

     53.  NO BENEFIT FOR GRANTOR. Grantor acknowledges that the provisions of
Section 52 and the restrictions described therein are solely for the benefit of the Lenders, and not for the benefit of Grantor, and that Grantor shall not be deemed a beneficiary of such provisions. Grantor further acknowledges that the references throughout this Deed of Trust to Section 52, including without limitation those references that declare the rights of the Trustee and/or the Beneficiary to be subject to Section 52, are solely for the purpose of recognizing the rights of the Lenders and the intercreditor arrangements between the Lenders and Beneficiary under the Management Agreement and the [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission]. As between Grantor and Beneficiary and between Grantor and Trustee, such references shall be disregarded and shall be deemed to be of no force or effect; Grantor shall not be entitled to any benefit therefrom or to rely in any respect thereon; and Grantor may not assert the existence of such provisions as a limitation upon or a basis for delay with respect to the exercise of rights or remedies under this Deed of Trust by Trustee and/or Beneficiary.

     IN WITNESS WHERE, Grantor has caused these presents to be executed the day and year first written above.

                                        PIONEER RESOURCES I, LLC, a Delaware
                                        limited liability company

                                        By: OLYMPIC RESOURCE MANAGEMENT LLC,
                                            a Washington limited liability
                                            company, Its Manager

                                            By:
                                               --------------------------------
                                               Gary F. Tucker
                                               Its President and Chief Executive
                                               Officer

STATE OF WASHINGTON    )
                       )  ss.
COUNTY OF KITSAP       )

     On this_____ day of April, 2000, before me, a Notary Public in and for the State of Washington, personally appeared GARY F. TUCKER, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who signed the instrument; on oath stated that he was authorized to execute this instrument as the President and Chief Executive Officer of OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company, the company that executed the instrument; acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company for the uses and purposes therein mentioned; and on oath stated that he was duly elected, qualified, and acting as said officer of the company; that said company is the manager of PIONEER RESOURCES I, LLC, a Delaware limited liability company; that said Washington limited liability company was authorized to execute the said instrument on behalf of said Delaware limited liability company as its manager; and that said instrument was the free and voluntary act and deed of said Delaware limited liability company for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                         --------------------------------------
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at
                                                                ---------------
                                         My appointment expires
                                                                ---------------
                                         Print Name
                                                   ----------------------------

                                   SCHEDULE I

                                LEGAL DESCRIPTION

                                    PARCEL 1

                              COMMANDER NORTH TRACT
                            TEHAMA COUNTY, CALIFORNIA

THE LAND REFERRED TO HEREIN IS SITUATED IN THE UNINCORPORATED AREA, STATE OF CALIFORNIA, COUNTY OF TEHAMA, AND IS DESCRIBED AS FOLLOWS:

TOWNSHIP 24 NORTH, RANGE 8 WEST, M.D.B. & M.:
Section 1: Lots 1, 2, 3 and 4, South 1/2 of North 1/2, North 1/2 of Southwest 1/4, Southeast 1/4
Section 5: Lot 2, Southwest 1/4 of Northeast 1/4, Northwest 1/4 of Southeast 1/4, Northeast 1/4 of Southwest 1/4
Section 11: South 1/2 of North 1/2, East 1/2 of Southwest 1/4, Northwest 1/4 of Southeast 1/4, South 1/2 of Southeast 1/4
Section 17:  Southwest 1/4 of Northwest 1/4, Northwest 1/4 of Southwest 1/4
Section 18:  East 1/2 of Southeast 1/4
Section 19:  South 1/2 of Northeast 1/4, West 1/2 of Southeast 1/4
Section 30:  North 1/2 of Northeast 1/4
Section 32:  Southeast 1/4 of Northeast 1/4
Section 33:  Southwest 1/4 of Northwest 1/4

TOWNSHIP 24 NORTH, RANGE 9 WEST, M.D.B. & M.:
Section 1:   Southwest 1/4 of Northeast 1/4
Section 2:   Southeast 1/4 of Northeast 1/4
Section 3:   Lot 2 (or fractional Northwest 1/4 of Northeast 1/4), West
             1/2 of the South 80 acres of the fractional Northeast 1/4 (or the Southwest 1/4 of the Northeast 1/4), Lot 4 (or the fractional Northwest 1/4 of Northwest 1/4), West 1/2 of the South 80 acres of the fractional Northwest 1/4 (or the Southwest 1/4 of Northwest 1/4) of fractional section
Section 4: Lot 4 (or fractional Northwest 1/4 of the Northwest 1/4), the South 80 acres of fractional Northwest 1/4 (or the South 1/2 of the Northwest 1/4) of fractional section
Section 5: Lots 1 and 2 (or the fractional North 1/2 of Northeast 1/4) of fractional section
Section 14:  Northwest 1/4 of Northeast 1/4, West 1/2 of Southeast 1/4
Section 15:  Northwest 1/4
Section 16:  All
Section 17: East 1/2 of West 1/2, West 1/2 of Southwest 1/4, Northwest 1/4 of Northwest 1/4

Section 18:  Northeast 1/4 of Northeast 1/4
(continued)
Section 20:  West 1/2, East 1/2 of Southeast 1/4
Section 23:  Southeast 1/4, West 1/2 of Northeast 1/4
Section 26:  All
Section 29:  Northeast 1/4 of Northeast 1/4, West 1/2
Section 32: West 1/2, West 1/2 of East 1/2, East 1/2 of Southeast 1/4, Southeast 1/4 of Northeast 1/4
Section 33: West 1/2 of Southwest 1/4, North 1/2 of Southeast 1/4, South 1/2 of Northeast 1/4
Section 34:  Southwest 1/4, Southwest 1/4 of Northwest 1/4

Excepting one-half interest in and to all oil, gas and other minerals as conveyed to Assets Corporation, by Deed dated November 7, 1946 and recorded November 20, 1946 in Book 176 of Tehama County Official Records, at page 432.

TOWNSHIP 25 NORTH, RANGE 8 WEST, M.D.B. & M.:
Section 1:   All
Section 2:   West 1/2 of Southwest 1/4
Section 3:   All
Section 5:   Lots 1, 2, 3 and 4, South 1/2 of North 1/2
Section 7:   Southeast 1/4
Section 9:   East 1/2
Section 10:  Northeast 1/4
Section 11:  All
Section 13:  Northeast 1/4, South 1/2
Section 14:  North 1/2 of Southeast 1/4, Northeast 1/4 of Southwest 1/4
Section 15:  Northeast 1/4
Section 17:  North 1/2
Section 21:  North 1/2, Southwest 1/4, West 1/2 of Southeast 1/4
Section 23:  Southeast 1/4
Section 24: Southeast 1/4, East 1/2 of Southwest 1/4, Southwest 1/4 of Southwest 1/4, Northeast 1/4 of Northeast 1/4, South 1/2 of Northeast 1/4
Section 25: North 1/2 of North 1/2, Southeast 1/4 of Northeast 1/4, Southwest 1/4 of Northwest 1/4, Northwest 1/4 of Southwest 1/4, South 1/2 of South 1/2
Section 27:  North 1/2, East 1/2 of Southwest 1/4, Southeast 1/4
Section 28:  North 1/2 of Northeast 1/4, Southwest 1/4 of Northeast 1/4
Section 33:  Southwest 1/4 of Southeast 1/4
Section 35:  All
Section 36:  All

TOWNSHIP 26 NORTH, RANGE 8 WEST, M.D.B. & M.:
Section 15:  All
Section 19:  All
(continued)
Section 23:  All
Section 25:  All
Section 27:  All

Section 31: East 1/2, East 1/2 of Northwest 1/4, Lots 1 and 2
Section 33:  All
Section 35:  All

                                    PARCEL 2

                             COMMANDER MIDDLE TRACT
                            TEHAMA COUNTY, CALIFORNIA

THE LAND REFERRED TO HEREIN IS SITUATED IN THE UNINCORPORATED AREA, STATE OF CALIFORNIA, COUNTY OF TEHAMA, AND IS DESCRIBED AS FOLLOWS:

TOWNSHIP 23 NORTH, RANGE 7 WEST, M.D.B. & M.:
Section 30: Lots 3 and 4

TOWNSHIP 23 NORTH, RANGE 8 WEST, M.D.B. & M.:
Section 14:  East 1/2 of Southeast 1/4
Section 16:  Northwest 1/4 of Southwest 1/4
Section 21:  Southeast 1/4 of Southwest 1/4
Section 23: East 1/2 of Northeast 1/4, Southeast 1/4 of Southwest 1/4, Southeast 1/4 of Southeast 1/4
Section 24:  Southwest 1/4 of Southwest 1/4
Section 25: West 1/2 of Northwest 1/4, Southeast 1/4 of Northwest 1/4, Southeast 1/4, East 1/2 of Southwest 1/4, Southwest 1/4 of Southwest 1/4
Section 26:  Northeast 1/4, East 1/2 of Southeast 1/4, North 1/2 of Northwest
             1/4
Section 27: Northeast 1/4 of Northeast 1/4, North 1/2 of Northwest 1/4, Southeast 1/4 of Northwest 1/4
Section 28: North 1/2 of Southwest 1/4, Southwest 1/4 of Southwest 1/4, Northwest 1/4 of Southeast 1/4, East 1/2 of Northwest 1/4, Southwest 1/4 of Northwest 1/4, Northeast 1/4 of Northeast 1/4
Section 29: North 1/2 of Southeast 1/4, Southeast 1/4 of Southeast 1/4, Southwest 1/4 of Northeast 1/4
Section 30: North 1/2 of Northeast 1/4, Southeast 1/4 of Northeast 1/4, Northeast 1/4 of Southeast 1/4 and fractional North 1/2 of Northwest 1/4
Section 32: Southeast 1/4 of Northwest 1/4, Northeast 1/4 of Southwest 1/4, West 1/2 of Southwest 1/4, East 1/2 of Southeast 1/4, Southwest 1/4 of Southeast 1/4
Section 33:  Southwest 1/4 of Southwest 1/4
Section 35:  East half of the Southeast quarter.
Section 36:  All

TOWNSHIP 23 NORTH, RANGE 9 WEST, M.D.B. & M.:

Section 15:  South 1/2 of Southwest 1/4, Southwest 1/4 of Southeast 1/4
Section 16: Northwest quarter of Southwest quarter, East half of Southwest quarter of the Northwest quarter.
Section 22:  East 1/2 of Northwest 1/4, Northwest 1/4 of Northeast 1/4

                                END OF EXHIBIT A

                                   SCHEDULE II

                             PERMITTED ENCUMBRANCES

Those exceptions set forth in Schedule B that certain mortgage title insurance policy issued by First American Title Company pursuant to that certain preliminary title report prepared by Northern California Title Company (Order Number 27380) dated April 13, 2000.










                                       1